UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): September 6, 2002

RIVERWOOD HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11113	58-2205241

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3350 Riverwood Parkway, S.E.
Suite 1400
Atlanta, Georgia 30339
(Address of principal executive offices)
(Zip Code)

(770) 644-3000
(Registrant’s telephone number, including area code)

SIGNATURES
Exhibit Index
PRESS RELEASE

ITEM 7. EXHIBITS.

(c)  Exhibits.

Exhibit 99.1	Press release dated September 6, 2002 announcing the termination of tender offers and consent solicitations for senior subordinated notes and senior notes.

ITEM 9. REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 and incorporated by reference is the registrant’s press release dated September 6, 2002 announcing the termination of tender offers and consent solicitations for senior subordinated notes and senior notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RIVERWOOD HOLDING, INC. (Registrant)

Date: September 6, 2002	By:	/s/ Edward W. Stroetz Edward W. Stroetz, Jr. Secretary

Date: September 6, 2002	By:	/s/ Daniel J. Blount Daniel J. Blount Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated September 6, 2002 announcing the termination of tender offers and consent solicitations for senior subordinated notes and senior notes.